UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2024

Coherent Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in previous filings and press releases, Coherent Corp. (the “Company”) awarded restricted stock units and performance stock units (“PSUs”) to its new Chief Financial Officer and Treasurer, Sherri R. Luther, effective on her start date, October 11, 2024. The awards were made pursuant to the Company’s previously-announced offer letter agreement with Ms. Luther, and as a material inducement to her joining the Company as its Chief Financial Officer and Treasurer. See the Company’s Current Reports on Form 8-K filed on October 11, 2024 and October 16, 2024 (the “Original Forms 8-K”).

On November 14, 2024, the Company and Ms. Luther agreed to amend and restate the award agreement entered into between the Company and Ms. Luther with respect to the inducement PSUs so that the performance period measuring relative total shareholder return performance begins on July 1, 2024, the first day of the Company’s current fiscal year, rather than October 11, 2024. This change more closely aligns the inducement PSUs with the fiscal year 2025 PSUs granted to other executive officers in August 2024. Apart from this change to the performance period, the inducement PSUs remain as described in the Original Forms 8-K.

The description of the amended and restated award agreement for the inducement PSUs as summarized above is qualified in its entirety by reference to the copy of the full text of the Amended and Restated Award Agreement for Inducement PSU attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Amended and Restated Award Agreement for Inducement PSUs

104.0	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: November 14, 2024	By:	/s/ Rob Beard
Rob Beard
Chief Legal and Global Affairs Officer